CarLotz Announces Fourth Quarter and Fiscal 2021 Financial Results
Fourth Quarter Revenue Grew 124% versus Last Year to $83.1 million
Fourth Quarter Retail Unit Sales Grew 49% versus Last Year to 2,695
Fourth Quarter F&I Revenue Grew 139% versus Last Year

March 15, 2022 – Richmond, VA – CarLotz, Inc. (“CarLotz” or the “Company”), a leading consignment-to-retail used vehicle marketplace, today announced financial results for the fourth quarter and fiscal year ended December 31, 2021.

Fourth Quarter 2021 Financial Results

•Net revenue increased 124% to $83.1 million from $37.0 million in the same period in 2020
•Retail unit sales increased 49% to 2,695 compared to 1,815 in the same period in 2020
•Finance & insurance revenue increased 139% to $2.9 million in the same period in 2020
•Gross profit was $2.4 million compared to $2.5 million in the same period last year
•Retail GPU was $758 compared to $1,546 in the same period last year
•Net loss attributable to common shareholders was $(14.2) million, or $(0.12) per diluted share, versus $(4.3) million, or $(0.07) per diluted share in the same period last year
•Adjusted EBITDA was $(27.8) million compared to $(3.9) million in the fourth quarter of 2020

Fiscal 2021 Financial Results

•Net revenue increased 118% to $258.5 million from $118.6 million in 2020
•Retail unit sales increased 57% to 9,748 from 6,215 in 2020
•Finance & insurance revenue increased 127% to $8.8 million from $3.9 million in 2020
•Gross profit was $10.6 million compared to $11.3 million in 2020
•Retail GPU was $1,208 compared to $1,797 in 2020
•Net loss attributable to common shareholders was $(39.9) million, or $(0.36) per diluted share, versus $(6.6) million, or $(0.11) per diluted share in the same period last year
•Adjusted EBITDA was $(82.6) million compared to $(6.3) million in 2020

“During 2021, we made significant investments in several areas of our business, including strategic and brand marketing, technology, and the team in an effort to execute our growth plan. Even though we have faced many unexpected sourcing challenges throughout the year, due principally to the semiconductor chip shortage, COVID-related supply chain issues, and the resulting rapidly increasing wholesale pricing, we remain excited to provide our unique consignment business model to sellers and buyers across the country. Record fourth quarter revenue was $83.1 million, representing growth of 124%, driven by strong finance and insurance revenue growth of 139% and unit growth of 49%,” said Luis Solorzano, CarLotz Chairman of the Board of Directors. “We ended the year with $194 million in cash and marketable securities on the balance sheet.”

CarLotz also announced today the appointment of Lev Peker to the role of Chief Executive Officer, effective April 18, 2022. Mr. Peker will succeed CarLotz Co-Founder and CEO Michael Bor, whose last day of employment will be March 16, 2022. This announcement was made concurrently this afternoon and can be found at https://investors.carlotz.com/.

Outlook

Given the change in leadership announced today, the Company is not providing 2022 financial guidance.

Qualitatively, as an update regarding first quarter 2022 trends, retail units sold and GPU will be challenged versus Q4 2021.

Factors Affecting Fiscal 2022:

•For 2022, the Company is pausing its real estate growth plans, with the exception of one hub underway, to reduce the utilization of cash until the sourcing environment improves.
•The Company plans to reduce SG&A in some areas including corporate support for hub expansion and hub-level staffing.
•The Company plans to reduce its cost of sales by consolidating some of its processing centers until inventory volume justifies their reopening.

Webcast and Conference Call Information

A conference call to discuss the fourth quarter 2021 financial results is scheduled for today, March 15, 2022, at 6:00 pm ET. Interested parties may listen to the conference call via telephone by dialing 1-833-962-1461, or for international callers, 1-929-517-0392 with Conference ID: 4350256. A telephone replay will be available until 11:59 pm ET on March 22, 2022, and can be accessed by dialing 1-855-859-2056, or for international callers, 1-404-537-3406 and entering replay Pin number: 4350256.

The conference call webcast will be available at https://investors.carlotz.com/.

About CarLotz
CarLotz operates a consignment-to-retail used vehicle marketplace that provides our corporate vehicle sourcing partners and retail sellers of used vehicles with the ability to easily access the retail sales channel. Our mission is to create the world's greatest vehicle buying and selling experience. We operate a technology-enabled buying, sourcing, and selling model that offers an omni-channel experience and diverse selection of vehicles. Our proprietary technology provides our corporate vehicle sourcing partners with real-time performance metrics and data analytics, along with custom business intelligence reporting that enables vehicle triage optimization between the wholesale and retail channels.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, forward-looking statements include statements that are not historical facts, such as statements concerning possible or assumed future actions, business strategies, events or results of operations, including statements regarding CarLotz’ expectations or predictions of future financial or business performance or conditions. Forward-looking statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions. Such statements are based on management’s current expectations and are not guarantees of future performance. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the results projected, expressed or implied by these forward-looking statements. Factors that could cause such differences include those disclosed in CarLotz’ filings with the SEC, including those resulting from the impact of the ongoing Covid-19 pandemic on our business and general business and economic conditions and our ability to successfully execute our business plan. Forward-looking statements speak only as of the date they are made, and CarLotz is under no obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Investors:

Susan Lewis, VP - Investor Relations, slewis@carlotz.com

CarLotzIR@icrinc.com

Media:

Leslie Griles, Leslie.Griles@CarLotz.com

CarLotz, Inc. and Subsidiaries — Condensed Consolidated Balance Sheet
(unaudited)

(In thousands, except share data)

	December 31, 2021	December 31, 2020
Assets
Current Assets:
Cash and cash equivalents	$75,029	$2,208
Restricted cash	4,336	605
Marketable securities – at fair value	116,589	1,032
Accounts receivable, net	8,206	4,132
Inventories	40,985	11,202
Other current assets	4,705	6,679
Total Current Assets	249,850	25,858
Marketable securities – at fair value	1,941	—
Property and equipment, net	22,628	1,868
Capitalized website and internal-use software costs, net	13,716	—
Lease vehicles, net	1,596	173
Other assets	558	299
Total Assets	$290,289	$28,198
Liabilities, Redeemable Convertible Preferred Stock, Stockholders’ Equity (Deficit)
Current Liabilities:
Long-term debt, current	$509	$6,370
Floor plan notes payable	27,815	6,039
Accounts payable	6,352	6,283
Accrued transaction expenses	—	6,052
Accrued expenses	14,428	3,563
Accrued expenses – related party	—	5,082
Other current liabilities	754	256
Total Current Liabilities	49,858	33,645
Long-term debt, less current portion	12,206	2,999
Redeemable convertible preferred stock tranche obligation	—	2,832
Earnout shares liability	7,679	—
Merger warrant liability	6,291	—
Other liabilities	744	1,959
Total Liabilities	76,778	41,435
Commitments and Contingencies (Note 15)	—	—
Redeemable Convertible Preferred Stock:
Series A Preferred Stock, $0.0001 stated value; authorized 10,000,000 shares; after recapitalization there are no preferred shares issued or outstanding at December 31, 2021 and December 31, 2020	—	—
Stockholders’ Equity (Deficit):
Common stock, $0.0001 par value; 500,000,000 authorized shares, 113,996,401 and 58,621,042 shares issued and outstanding at December 31, 2021 and December 31, 2020	11	6
Additional paid-in capital	287,509	20,779
Accumulated deficit	(73,916)	(34,037)
Accumulated other comprehensive (loss) income	(93)	15
Treasury stock, $0.001 par value; after recapitalization there are no treasury shares issued or outstanding at December 31, 2021 and December 31, 2020	—	—
Total Stockholders’ Equity (Deficit)	213,511	(13,237)
Total Liabilities, Redeemable Convertible Preferred Stock and Stockholders’ Equity (Deficit)	$290,289	$28,198

CarLotz, Inc. and Subsidiaries — Consolidated Statements of Operations
(unaudited)

(In thousands, except per share and share data)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Revenues:
Retail vehicle sales	$66,542	$32,865	$217,439	$104,253
Wholesale vehicle sales	13,542	2,860	31,759	9,984
Finance and insurance, net	2,871	1,201	8,844	3,898
Lease income, net	158	117	492	490
Total Revenues	83,113	37,043	258,534	118,625
Cost of sales (exclusive of depreciation)	80,739	34,564	247,946	107,369
Gross Profit	2,374	2,479	10,588	11,256
Operating Expenses:
Selling, general and administrative	30,037	6,371	93,076	17,507
Stock-based compensation expense	2,007	8	51,121	45
Depreciation and amortization expense	1,671	72	3,363	341
Management fee expense – related party	—	20	2	215
Impairment expense	108	—	108	—
Total Operating Expenses	33,823	6,471	147,670	18,108
Loss from Operations	(31,449)	(3,992)	(137,082)	(6,852)
Interest Expense	581	158	1,590	518
Other Income, net
Change in fair value of merger warrants liability	7,939	—	32,733	—
Change in fair value of redeemable convertible preferred stock tranche obligation	—	(39)	—	923
Change in fair value of earnout shares	9,984	—	66,605	—
Other income (expense)	(59)	(153)	(535)	(95)
Total Other Income, net	17,864	(192)	98,803	828
Loss Before Income Tax Expense	(14,166)	(4,342)	(39,869)	(6,542)
Income tax expense	10	(2)	10	10
Net Loss	$(14,176)	$(4,340)	$(39,879)	$(6,552)
Net loss per share, basic and diluted	$(0.12)	$(0.07)	$(0.36)	$(0.11)
Weighted-average shares used in computing net loss per share, basic and diluted	113,917,553	58,621,041	110,574,519	58,621,042

CarLotz, Inc. and Subsidiaries — Condensed Consolidated Statements of Cash Flows

(unaudited)

(In thousands, except per share and share data)

	Year Ended December 31,
	2021	2020
Cash Flow from Operating Activities
Net loss	$(39,879)	$(6,552)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation – property and equipment	3,257	195
Impairment – property and equipment	108	—
Amortization and accretion - marketable securities	2,465	—
Depreciation – lease vehicles	106	146
Loss on disposition of property and equipment	—	—
Loss (Gain) on marketable securities	—	(36)
Provision for doubtful accounts	233	40
Stock-based compensation expense	51,121	45
Change in fair value of Merger warrants liability	(32,733)	—
Change in fair value of historic warrants liability	—	14
Change in fair value of earnout shares	(66,605)	—
Amortization of debt issuance costs and stock warrant	—	25
Change in fair value of redeemable convertible preferred stock tranche obligation	—	(923)
Unpaid interest expense on capital lease obligations	340	—
Change in Operating Assets and Liabilities:
Accounts receivable	(4,307)	(916)
Inventories	(29,519)	(3,333)
Other current assets	(3,918)	(6,445)
Other assets	(259)	44
Accounts payable	69	4,149
Accrued expenses	9,041	8,039
Accrued expenses – related party	(229)	96
Other current liabilities	498	(178)
Other liabilities	(1,070)	998
Net Cash Used In Operating Activities	(111,281)	(4,592)
Cash Flows from Investing Activities
Purchase of property and equipment	(10,148)	(154)
Capitalized website and internal-use software costs	(14,609)	—
Purchase of marketable securities	(359,896)	(1,049)
Proceeds from sales of marketable securities	239,931	68
Purchase of lease vehicles	(1,793)	(92)
Net Cash Used in Investing Activities	(146,515)	(1,227)
Cash Flows from Financing Activities
Issuance of redeemable convertible preferred stock	—	—
Payments made on long-term debt and capital leases	(153)	(9)

Advance from holder of marketable securities	4,722	—
Repayment of advance from marketable securities	(4,722)	—
PIPE Issuance	125,000	—
Merger financing	309,999	—
Payment made on accrued dividends	(4,853)	—
Payments to existing shareholders of Former CarLotz	(62,693)	—
Transaction costs and advisory fees	(47,579)	—
Payments made on cash considerations associated with stock options	(2,465)	—
Repayment of Paycheck Protection Program loan	(1,749)	—
Payments made on note payable	(3,000)	—
Payments of debt issuance costs	—	(10)
Borrowings on long-term debt	—	5,249
Payments on floor plan notes payable	(150,090)	(24,948)
Borrowings on floor plan notes payable	171,866	24,248
Employee stock option exercise	404	—
Payments made for tax on equity award transactions	(339)	—
Net Cash Provided by Financing Activities	334,348	4,530
Net Change in Cash and Cash Equivalents Including Restricted Cash	76,552	(1,289)
Cash and cash equivalents and restricted cash, beginning	2,813	4,102
Cash and cash equivalents and restricted cash, ending	79,365	2,813
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$1,743	$346
Supplementary Schedule of Non-cash Investing and Financing Activities:
Transfer from property and equipment to inventory	$—	$27
Transfer from lease vehicles to inventory	$264	$217
Redeemable convertible preferred stock distributions accrued	$—	$1,884
Issuance of common stock warrants	—	15
KAR/AFC exercise of stock warrants	(144)	—
KAR/AFC conversion of notes payable	$(3,625)	$—
Convertible redeemable preferred stock tranche obligation expiration	$(2,832)	$—
Capitalized website and internal use software costs accrued	$(790)	$—
Purchases of property and equipment costs accrued	$(1,034)	$—
Purchases of property under capital lease obligation	$(11,261)	$1,305
Settlement of redeemable convertible preferred stock tranche obligation	$—	$—

CarLotz, Inc. and Subsidiaries — Results of Operations and Retail Gross Profit per Unit

(unaudited)

(In thousands, except share data)

	Three Months Ended December 31,
	2021	2020	Change	Change
Revenue:
Retail vehicle sales	$66,542	$32,865	$33,677	102.5%
Wholesale vehicle sales	13,542	2,860	10,682	373.5%
Finance and insurance, net	2,871	1,201	1,670	139.1%
Lease income, net	158	117	41	35.0%
Total revenues	83,113	37,043	46,070	124.4%
Cost of sales:
Retail vehicle cost of sales	67,370	31,260	36,110	115.5%
Wholesale vehicle cost of sales	13,369	3,304	10,065	304.6%
Total cost of sales	$80,739	$34,564	$46,175	133.6%
Gross profit:
Retail vehicle gross profit (loss)	$(828)	$1,605	$(2,433)	(151.6)%
Wholesale vehicle gross profit (loss)	173	(444)	617	(139.0)%
Finance and insurance gross profit	2,871	1,201	1,670	139.1%
Lease income, net	158	117	41	35.0%
Total gross profit	$2,374	$2,479	$(105)	(4.2)%

Retail gross profit per unit(1):
Retail vehicle gross profit (loss)	$(828)	$1,605	(2,433)	(151.6)%
Finance and insurance gross profit	2,871	1,201	$1,670	139.1%
Total retail vehicle and finance and insurance gross profit	2,043	2,806	(763)	(27.2)%
Retail vehicle units sold	2,695	1,815	880	48.5%
Retail vehicle gross profit per unit	$758	$1,546	(788)	(51.0)%

(1) Gross profit per unit is calculated as gross profit for retail vehicles and finance and insurance, each of which is divided by the total number of retail vehicles sold in the period.

CarLotz, Inc. and Subsidiaries — Results of Operations and Retail Gross Profit per Unit

(unaudited)

(In thousands, except share data)

	Year Ended December 31,
	2021	2020	Change	Change
Revenue:
Retail vehicle sales	$217,439	$104,253	$113,186	109%
Wholesale vehicle sales	31,759	9,984	21,775	218%
Finance and insurance, net	8,844	3,898	4,946	127%
Lease income, net	492	490	2	—%
Total revenues	258,534	118,625	139,909	118%
Cost of sales:
Retail vehicle cost of sales	$214,512	$96,983	$117,529	121%
Wholesale vehicle cost of sales	33,434	10,386	23,048	222%
Total cost of sales	$247,946	$107,369	$140,577	131%
Gross profit:
Retail vehicle gross profit	$2,927	$7,270	$(4,343)	(60)%
Wholesale vehicle gross loss	(1,675)	(402)	(1,273)	(317)%
Finance and insurance gross profit	8,844	3,898	4,946	127%
Lease income, net	492	490	2	—%
Total gross profit	$10,588	$11,256	$(668)	(6)%

Retail gross profit per unit(1):
Retail vehicle gross profit	$2,927	$7,270	$(4,343)	(60)%
Finance and insurance gross profit	8,844	3,898	4,946	127%
Total retail vehicle and finance and insurance gross profit	11,771	11,168	603	5%
Retail vehicle units sold	9,748	6,215	3,533	57%
Retail vehicle gross profit per unit	$1,208	$1,797	$(589)	(33)%

(1) Gross profit per unit is calculated as gross profit for retail vehicles and finance and insurance, each of which is divided by the total number of retail vehicles sold in the period.

Reconciliation of Non-GAAP Financial Measures

EBITDA, Adjusted EBITDA and Adjusted retail GPU as presented herein are supplemental measures of our performance that are not required by, or presented in accordance with, generally accepted accounting principles in the United States (“GAAP”). They are not measurements of our financial performance under GAAP and should not be considered as substitutes for net income (loss), retail gross profit or any other performance measures derived in accordance with GAAP. Management believes that these measures provide investors additional meaningful methods to evaluate certain aspects of the Company’s results period over period and for the other reasons set forth below.

EBITDA is defined as net loss attributable to common stockholders adjusted to exclude interest expense, income tax expense and depreciation and amortization expense.

Adjusted EBITDA is EBITDA adjusted to exclude certain expenses related to the Company’s capital structure and management fee expense prior to the merger, stock compensation expense and other nonoperating income and expenses, including interest, investment gain/loss and nonrecurring income/expense.

Adjusted retail GPU is retail gross profit per unit adjusted to exclude the change in the inventory reserve for owned inventory to record inventory at the lower of cost or net realizable value. Retail gross profit per unit is the aggregate retail and F&I gross profit in a given period divided by retail vehicles sold during that period.

Management believes the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA is useful to investors in comparing the Company’s performance prior to the merger and the Company’s performance following the merger.

Management believes the inclusion of supplementary adjustments to retail gross profit per unit in presented Adjusted retail GPU is useful to investors in presenting the Company’s gross profit per unit on units actually sold during the period in comparing the Company’s performance to prior periods that did not have a material change in the inventory reserve.

EBITDA, Adjusted EBITDA and Adjusted retail GPU have limitations as analytical tools, and should not be considered in isolation or as a substitute for analysis of the results as reported under GAAP. These measures may not be comparable to similarly titled measures reported by other companies.

The following tables reconcile EBITDA and Adjusted EBITDA to net loss attributable to common stockholders and Adjusted retail GPU to retail gross profit per unit for the periods presented:

CarLotz, Inc. and Subsidiaries — Adjusted Retail Gross Profit per Unit

(unaudited)

(In thousands, except share data)

	Three Months Ended December 31,
	2021	2020	Change	Change
Adjusted retail gross profit per unit(1):
Retail vehicle gross profit (loss)	$(828)	$1,605	$(2,433)	(152)%
Finance and insurance gross profit	2,871	1,201	1,670	139%
Total gross profit	2,043	2,806	(763)	(27)%
Change in inventory reserve(2)	(157)	—	(157)	100%
Total adjusted gross profit	1,886	2,806	(920)	(33)%
Retail vehicle units sold	2,695	1,815	880	48%
Retail vehicle adjusted gross profit per unit	$700	$1,546	$(846)	(55)%

(1)Adjusted gross profit per unit is calculated as gross profit for retail vehicles and finance and insurance, excluding any cost of sales associated with recording existing inventory to net realizable value, each of which is divided by the total number of retail vehicles sold in the period.
(2)The change in inventory reserve represents the impact on the Consolidated Statements of Operations related to the adjustment for lower of cost or net realizable value of inventory in the period.

CarLotz, Inc. and Subsidiaries — Adjusted Gross Profit per Unit

(unaudited)

(In thousands, except share data)

	Year Ended December 31,
	2021	2020	Change	Change
Adjusted retail gross profit per unit(1):
Retail vehicle gross profit (loss)	$2,927	$7,270	$(4,343)	(60)%
Finance and insurance gross profit	8,844	3,898	4,946	127%
Total gross profit	11,771	11,168	603	5%
Change in inventory reserve(2)	806	(50)	856	NM
Total adjusted gross profit	12,577	11,118	1,459	13%
Retail vehicle units sold	9,748	6,215	3,533	57%
Retail vehicle adjusted gross profit per unit	$1,290	$1,789	$(499)	(28)%

(1)Adjusted gross profit per unit is calculated as gross profit for retail vehicles and finance and insurance, excluding any cost of sales associated with recording existing inventory to net realizable value, each of which is divided by the total number of retail vehicles sold in the period.
(2)The change in inventory reserve represents the impact on the Consolidated Statements of Operations related to the adjustment for lower of cost or net realizable value of inventory in the period.

CarLotz, Inc. and Subsidiaries — EBITDA and Adjusted EBITDA

(unaudited)

(In thousands, except share data)

	Three Months Ended December 31,			Year Ended December 31,
	2021	2020	Change	2021	2020	Change
Net Loss	$(14,176)	$(4,340)	$(9,836)	$(39,879)	$(6,552)	$(33,327)
Adjusted to exclude the following:
Interest expense	581	158	423	1,590	518	1072
Income tax expense	10	(2)	12	10	10	—
Depreciation and amortization expense	1,671	72	1599	3,363	341	3022
EBITDA	$(11,914)	$(4,112)	$(7,802)	$(34,916)	$(5,683)	$(29,233)
Other expense	59	153	(94)	535	95	440
Stock compensation expense	2,007	8	1,999	51,121	45	51,076
Management fee expense - related party	—	20	(20)	2	215	(213)
Change in fair value of warrants liability	(7,939)	—	(7,939)	(32,733)	—	(32,733)
Change in fair value of redeemable convertible preferred stock tranche obligation	—	39	(39)	—	(923)	923
Change in fair value of earnout provision	(9,984)	—	(9,984)	(66,605)	—	(66,605)
Adjusted EBITDA	$(27,771)	$(3,892)	$(23,879)	$(82,596)	$(6,251)	$(76,345)